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                                                                      Exhibit 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Amendment No. 1 to the Registration Statement No. 333-126659 on Form S-1 of our report dated November 30, 2005, relating to the financial statements of Riviera Tool Company appearing in this Annual Report on Form 10-K of Riviera Tool Company for the year ended August 31, 2005.


/s/ Deloitte & Touche LLP
Grand Rapids, Michigan
November 30, 2005